SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                              March 8, 2006
                              --------------
                              Date of Report
                    (Date of earliest event reported)


                      Souvall-Page and Company, Inc.
                      ------------------------------
           (Exact name of registrant as specified in its charter)



    Utah                          0-51464                      87-0376691
    ----                          -------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                          9005 Cobble Canyon Lane
                             Sandy, Utah 84093
                             -----------------
                   (Address of Principal Executive Offices)

                               (801) 942-0555
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

Pritchett Siler & Hardy, Certified Public Accountants, of Salt Lake City, Utah, ("Pritchett Siler & Hardy") audited the financial statements of the Registrant for the previous two calendar years ended December 31, 2004 and 2003. These financial statements accompanied the Registrant's 10-SB Registration Statement, as amended, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

The Board of Directors of the Registrant dismissed Pritchett Siler & Hardy on March 8, 2006.

There were no disagreements between the Registrant and Pritchett Siler & Hardy, during our two most recent calendar years, or the interim period to March 8, 2006, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused Pritchett Siler & Hardy to make reference to the subject matter of the disagreement in connection with its reports.

The reports of Pritchett Siler & Hardy did not contain any adverse opinion or disclaimer of opinion, and, were not qualified or modified as to uncertainty, audit scope or accounting principles.

On March 8, 2006, the Board of Directors of the Registrant unanimously resolved to engage Child, Van Wagoner & Bradshaw, PLLC, Certified Public Accountants, of Salt Lake City, Utah, ("Child, Van Wagoner & Bradshaw") to serve as its new independent auditors.

During the Registrant's two most recent calendar years and since then, the Registrant has not consulted Child, Van Wagoner & Bradshaw regarding the application of accounting principles to a specified transaction, either completed or proposes; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
            Exhibits.
            ---------

Exhibit
Number                Description
------                -----------

16                    Letter on change in certifying accountant

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SOUVALL-PAGE AND COMPANY, INC.

Dated: 3/8/06                                  /s/David C. Merrell
       ------                                  ---------------------
                                               David C. Merrell
                                           President and
                                               Director